Related party transactions	12 Months Ended
Mar. 31, 2012
Related party transactions [Abstract]
Related party transactions
14.	Related party transactions:

(a)	The Company is party to certain related party transactions. Balances related to these related parties are disclosed in the consolidated financial statements except the following:

	Fiscal Year Ended
	March 31, 2012	March 26, 2011	March 27, 2010
	(In thousands)
Transactions:
Purchases of inventory from supplier related to shareholder	$1,803	$2,539	$2,086
Management fees to a related party	158	–	–
Consultant fees to a related party	165	161	104
Expense reimbursement to a related party	238	238	–
Interest expense on cash advance received from controlling shareholder	609	797	722
Wholesale distribution service payments to a related party	11	–	–
Balances:
Accounts payable to supplier related to shareholder	170	539	345
Accounts payable to related parties	69	32	52
Interest payable on cash advance received from controlling shareholder	47	57	59

(b)

On June 8, 2011, the Board of Directors approved the Company entering into a Management Consulting Service Agreement with Montrovest. Under the agreement, the Company pays Montrovest an annual retainer fee of €140,000 (equivalent to approximately $187,000 USD) in exchange for services related to the raising of capital for international expansion projects and such other services relating to merchandising and/or marketing of the Company’s products as the Company may request. The agreement will remain in effect until June 8, 2012 and will be extended automatically for successive terms of one year unless either party gives a 60 days notice of its intention not to renew. The yearly renewal of the agreement is subject to the review and approval of the Company’s Corporate Governance Committee and the Board of Directors. Mr. Berclaz, one of the Company’s directors, is the Chairman of the Supervisory Board of Directors of Montrovest and Mr. Coda-Nunziante, the Company’s Group Vice President, Strategy and Business Development, is a managing Director of Montrovest. In fiscal 2012, the Company paid approximately $158,000 under this agreement to Montrovest. The agreement was renewed for an additional one year period ending June 8, 2013. The Company’s Board of Directors approved entering into the agreement and its renewal with Montrovest in accordance with the Company’s Code of Conduct relating to related party transactions.

On December 17, 2008, the Company entered into a management subordination agreement with Montrovest and its senior lenders whereby it was permitted, subject to applicable law and approval by the Company’s corporate governance committee, to pay Montrovest a success fee in the event that it actually receives net cash proceeds from an equity issuance in an amount greater than $5 million in the aggregate due to efforts of Montrovest to facilitate such equity issuance. Such success fee was to be calculated as follows: (i) 7% of the net cash proceeds of such equity issuance in an amount greater than $5 million received by the Company will be paid to Montrovest upon receipt of the proceeds by the Company; and (ii) in the event that the net cash proceeds from such equity issuance was an amount greater than $10 million, then in addition to the 7% fee, Montrovest will be entitled to a monthly management fee of $25,000 continuing through December 30, 2012, provided that such fees would not exceed in the aggregate $800,000 per year. In June 2011, in conjunction with the amendment and extension of our senior credit facilities and Montrovest cash advance agreements, the management subordination agreement was amended and restated to eliminate the success fee and to allow the Company to pay Montrovest the annual retainer fee under the Management Consulting Services Agreement.

(c)

In February 2009 and May 2009, the Company received a $2.0 million and a $3.0 million, respectively, cash advance from Montrovest BV, to finance its working capital needs and for general corporate purposes. This advance and any interest thereon is subordinated to the indebtedness of the Company’s existing senior credit facilities and secured term loans and was convertible into a convertible debenture or Class A voting shares in the event of a private placement or, is repayable upon demand by Montrovest once conditions stipulated in the Company’s senior credit facilities permit such a payment. The cash advance bore interest at an annual rate of 16%, net of any withholding taxes, representing an effective interest rate of approximately 17.8%. If converted into convertible debentures or Class A voting shares, a fee of 7% of the outstanding principal amount of the cash advance would have been paid to Montrovest. In June 2011, the Company amended its cash advance agreements with Montrovest. Under the terms of the amended agreements, the annual interest rate on the $5.0 million in cash advances outstanding was reduced from 16%, net of withholding taxes to 11%, net of withholding taxes, representing an effective interest rate of approximately 12.2%. The amended agreements also eliminated the payment of a 7% fee if the debt is converted into convertible debentures or Class A voting shares. The Company also amended its management subordination agreement with Montrovest and its senior lenders, eliminating the payment of any success fee to Montrovest if the Company receives net cash proceeds of $5 million or more related to an equity issuance. The Company paid a one-time fee of $75,000 to Montrovest associated with the amendment of the cash advance agreements.

(d)

The Company has entered into a Diamond Inventory Supply Agreement with Prime Investments S.A. and a series of conditional sale agreements with companies affiliated with Prime Investments S.A. pursuant to which Prime Investments S.A. or a related party is entitled to supply Birks and its subsidiaries or affiliates with at least 45%, on an annualized cost basis, of such company’s aggregate loose diamond requirements, conditional upon the prices remaining competitive relative to market and needs in terms of quality, cut standards and specifications being satisfied. During fiscal 2012 and 2011, Birks purchased approximately $1.8 million and $2.5 million of diamonds from Prime Investments S.A. and related parties, respectively. Prime Investments S.A. beneficially owns 41.8% of the Company’s outstanding Class A voting shares.

(e)

On June 30, 2009, the Company’s Board of Directors approved the Company entering into a consulting services agreement with Gestofi S.A. (“Gestofi”) in accordance with the Company’s Code of Conduct relating to related party transactions. Under the agreement, Gestofi undertook to assign Mr. Niccolò Rossi di Montelera as the employee of Gestofi responsible for providing the consulting services related to the development of our Company’s e-commerce, new product development, wholesale business and such other services reasonably requested by our Chief Executive Officer or Chairman (collectively, the “Consulting Services”). The Consulting Services are provided to the Company for a fee of approximately Cdn$13,700 per month less any applicable taxes plus out of pocket expenses. The initial one-year term of the agreement began on August 1, 2009 and the agreement was renewed in June 2011 and April 2012 for an additional one-year term each. The agreement may be renewed for additional one year terms. Mr. Niccolò Rossi di Montelera is a member of the Board of Directors and the son of Dr. Rossi di Montelera, Birks & Mayors Chairman and a director of Gestofi.

(f)

In accordance with the Company’s Code of Conduct related to related party transactions, in April 2010 and April 2011 and February 2012 the Corporate Governance Committee and Board of Directors approved the reimbursement of expenses, such as rent, communication, administrative support and analytical service costs, incurred by Regaluxe in supporting the office of Dr. Lorenzo Rossi di Montelera, our Chairman, for work performed on behalf of the Company, up to a yearly maximum of $250,000. During fiscal 2012 and 2011, the Company paid $238,000 and $238,000 to Regaluxe under this agreement, respectively.

(g)

In April 2011, the Corporate Governance Committee and Board of Directors approved the Company’s entering in a Wholesale and Distribution Agreement with Regaluxe S.r.l. Under the agreement, Regaluxe S.r.l. is to provide services to the Company to support the distribution of the Company’s products in Italy through authorized dealers. The initial one-year term of the agreement began on June 1, 2011. Under this agreement the Company pays Regaluxe S.r.l. a net price for the Company’s products equivalent to the price, net of taxes, for the products paid by retailers to Regaluxe S.r.l. less a discount factor of 3.5%. The agreement’s initial term was until May 31, 2012. In February 2012, this agreement was renewed for an additional one year period and may be renewed by mutual agreement for additional one year terms. During fiscal 2012, the Company paid approximately $11,000 to Regaluxe S.r.L. under this agreement.